Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350 ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Society Pass Incorporated (the “Company”) for the period ending December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2024

By:	/s/ Yee Siong Tan
Name:	Yee Siong Tan
Title:	Chief Financial Officer
(Principal Financial Officer)